UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 01, 2022 (June 03, 2021)

Fifth Wall Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40415	98-1583957
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6060 Center Drive 10th Floor Los Angeles, California	90045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310)-853-8878

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001	FWAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Fifth Wall Acquisition Corp. III (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K (the “8-K/A”), originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 3, 2021 (the “Original 8-K”), solely to amend and restate the Company’s audited balance sheet and accompanying footnotes which were filed as an exhibit to the Original 8-K (the “IPO Balance Sheet”).

This 8-K/A is presented as of the filing date of the Original 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this 8-K/A should be read in conjunction with the Company’s filings with the SEC subsequent to the date on which it filed the Original 8-K.

Background of Restatement

The Company has reevaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable shares of Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), issued in the Company’s IPO on May 27, 2021. Upon the Company’s initial public offering (“IPO”), the Company classified a portion of the Class A ordinary shares as permanent equity to maintain net tangible assets greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. The Company revised this interpretation to include temporary equity in net tangible assets. As a result, the Company’s management (the “Management”) corrected the error by restating all Class A ordinary shares subject to redemption as temporary equity. The Company had previously classified a portion the shares of its Class A ordinary shares as permanent equity. This resulted in an adjustment to the initial carrying value of the Class A ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A ordinary shares.

On March 01, 2022, the Company’s Management and the audit committee of the Company’s board of directors (the “Audit Committee”), concluded that due to a reclassification of the Company’s temporary and permanent equity, the Company’s previously issued (i) audited balance sheet as of May 27, 2021 included in the Original Form 8-K, filed with the SEC on June 3, 2021; (ii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 13, 2021; and (iii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 12, 2021 (collectively, the “Affected Periods”), should no longer be relied upon. Upon further evaluation, the Company has determined that a restatement of the Post IPO Balance Sheet should be filed in an amended Current Report on Form 8-K/A. As such, the Company is restating the IPO Balance Sheet in this First Amendment on Form 8-K/A.

The restatement does not have an impact on the Company’s cash position and cash held in the trust account established in connection with the IPO.

As a result of the restatement described in this 8-K/A, the Company has concluded there was a material weakness in the Company’s internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the IPO Balance Sheet was issued. For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” of Amendment No.1 to the Company’s Form 10-Q/A filed with the SEC on March 01, 2022.

Item 8.01. Other Events.

On May 27, 2021, Fifth Wall Acquisition Corp. III (the “Company”) consummated an initial public offering (the “IPO”) of 27,500,000 Class A ordinary shares of the Company, $0.0001 par value (the “Class A Ordinary Shares”), including 2,500,000 Class A Ordinary Shares as a result of the partial exercise by the underwriters of the IPO of the 45-day option to purchase up to an aggregate of 3,750,000 additional Class A Ordinary Shares to cover over-allotments, if any granted to the underwriters of the IPO by the Company, at an offering price of $10.00 per share and a private placement with Fifth Wall Acquisition Sponsor III LLC (the “Sponsor”) of 907,000 Class A Ordinary Shares, at a price of $10.00 per share (the “Private Placement”). The proceeds from the IPO, together with certain of the proceeds from the Private Placement, totaling $275,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO, with Continental Stock Transfer & Trust Company acting as trustee.

Except with respect to interest earned on the Offering Proceeds held in trust that may be released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), the Company’s amended and restated memorandum and articles of association, subject to the requirements of law and regulation, provides that none of the funds held in the trust account will be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s Class A Ordinary Shares if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s Class A Ordinary Shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Company’s Class A Ordinary Shares if the Company has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity.

An audited balance sheet as of May 27, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet as of May 27, 2021.

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 01, 2022

Fifth Wall Acquisition Corp. III

By:	/s/ Andriy Mykhaylovskyy
Name:	Andriy Mykhaylovskyy
Title:	Chief Financial Officer